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                        GABELLI GLOBAL SERIES FUNDS, INC.
                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1434
                    TELEPHONE: 1-800-GABELLI (1-800-422-3554)
                              HTTP//WWW.GABELLI.COM


                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 15, 1998

This Statement of Additional Information ("Additional Statement") relates to The Gabelli Global Telecommunications Fund (the "Global Telecommunications Fund"), The Gabelli Global Interactive Couch Potato(R) Fund (the "Global Interactive Couch Potato(R) Fund"), The Gabelli Global Convertible Securities Fund (the "Global Convertible Fund") and The Gabelli Global Opportunity Fund (the "Global Opportunity Fund", formerly the Global Growth Fund) (collectively, the
"Funds"), each of which is a series of Gabelli Global Series Funds, Inc., a Maryland corporation (the "Corporation"), and is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' prospectus dated April 15, 1998, as supplemented from time to time (the "Prospectus"). This Additional Statement contains information in addition to that set forth in the Prospectus into which this document is incorporated by reference and should be read in conjunction with the Prospectus. Additional copies of this document may be obtained without charge by writing or telephoning the Funds at the address and telephone number set forth above.


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                                TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
Investments....................................................    B-3
The Adviser....................................................    B-10
The Distributor................................................    B-12
Directors and Officers.........................................    B-12
Investment Restrictions........................................    B-15
Portfolio Transactions and Brokerage...........................    B-16
Purchase and Redemption of Shares..............................    B-18
Dividends, Distributions and Taxes.............................    B-18
Determination of Net Asset Value...............................    B-20
Investment Performance Information.............................    B-21
Counsel and Independent Auditors...............................    B-22
Shares of Beneficial Interest..................................    B-22



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          THE FOLLOWING INFORMATION SUPPLEMENTS THAT IN THE PROSPECTUS


                                   INVESTMENTS

Subject to each Fund's policy of investing at least 65% of its assets in the appropriate securities of foreign and domestic companies, each Fund may invest in any of the securities described below.

EQUITY SECURITIES

Because each Fund in seeking to achieve its respective investment objective may invest in the common stocks of both domestic and foreign issuers, an investment in a Fund should be made with an understanding of the risks inherent in any investment in common stocks including the risk that the financial condition of the issuers of each Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund's Shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Fund's portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Some of the securities in the Funds may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities are usually withdrawable at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

NONCONVERTIBLE FIXED INCOME SECURITIES

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, asset and mortgage backed securities and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Funds may invest. Accordingly, each Fund could invest in securities in default although no Fund will invest more than 5% of its assets in such securities.

Up to 25% of each Fund's assets may be invested in lower quality debt securities although each Fund does not expect to invest more than 10% of its assets in such securities. The foregoing limitations do not apply

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to the Global Convertible Securities Fund, which may invest in lower quality securities without limit. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investor Services, Inc. ("Moody's") and Standard & Poors Rating Group ("S&P") respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect the Funds' net asset value. In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and each Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

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CONVERTIBLE SECURITIES

Each of the Global Telecommunications Fund, the Global Interactive Couch Potato(R) Fund and the Global Opportunity Fund may invest up to 25% of its assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or are unrated but of equivalent credit quality in the judgment of the Adviser. The Global Convertible Securities Fund may invest in such securities without limit.

Some of the convertible securities in each Fund's portfolio may be "Pay-In-Kind" securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security.

SOVEREIGN DEBT SECURITIES

Each Fund may invest in securities issued or guaranteed by any country and denominated in any currency. Each Fund (other than the Global Convertible Securities Fund) expects that it generally will invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and other foreign governmental laws. The Global Convertible Securities Fund may invest in securities issued by undeveloped or emerging market countries, such as those in Latin America, Eastern Europe and much of Southeast Asia. These securities are generally not considered investment grade and have risks similar to those of other debt securities rated less than investment grade. Such securities are regarded as predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve risk exposure to adverse conditions.

Each Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each Fund will not invest more than 25% of its assets in the securities of such supranational entities.

Each Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, Germany, the Netherlands, the United Kingdom and other countries. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

SECURITIES SUBJECT TO REORGANIZATION

Each Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of Gabelli Funds, Inc. (the "Adviser"), there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or



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appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and the dynamics and business climate when the offer of proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Funds thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

LOWER RATED SECURITIES

Securities which are not investment grade are viewed by rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, each Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which the Funds may invest. Securities rated less than BBB by S&P or Baa by Moody's or comparable unrated securities are typically referred to as "junk bonds."

Lower rated securities are less sensitive to interest rate changes than other fixed income investments but are more sensitive to broad economic changes and individual corporate developments. The high yield securities market is relatively new and periods of economic change can be expected to result in increased market price volatility. As lower rated securities may be traded by a smaller number of broker-dealers, it may be more difficult for the Corporation's Board of Directors to value these securities and the Board's judgment will play a greater role as less reliable, objective data is available.

OPTIONS

Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty


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will fail to honor its obligations. A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of such Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, each Fund is limited to an investment not in excess of 5% of its total assets.

WARRANTS AND RIGHTS

Each Fund may invest up to 5% of its assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

Each Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, such Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. The Funds will segregate with its custodian cash or liquid securities with the Funds' custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.

SHORT SALES

Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. The Funds expect to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Funds may have to pay a fee to borrow particular securities and are often obligated to pay over any payments received on such borrowed securities.

The Funds' obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Funds will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by a Fund on such security, such Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, such Fund will incur a loss; conversely, if the price declines, such Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of each Fund's total assets or 5% of such issuer's voting securities. A Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or such Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. A Fund may also make short sales "against the box" without respect to such

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limitations. In this type of short sale, at the time of the sale, such Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTED AND ILLIQUID SECURITIES

Each Fund may invest up to a total of 15% of its net assets in securities that are subject to restrictions on resale and securities the markets for which are illiquid. Illiquid securities include most of the securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by a Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of directors ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit a Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, such Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Funds' custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. Each Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES

To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collaterization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan,

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(4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

BORROWING

Each Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's assets after giving effect to the borrowing. Each Fund will not make additional investments when borrowings exceed 5% of assets. Each Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

HEDGING TRANSACTIONS

FUTURES CONTRACTS. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

CURRENCY TRANSACTIONS. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with


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profit or loss determined by the relative prices between the opening and offsetting positions. Each Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of the Funds depending upon market conditions prevailing and the perceived investment needs of each Fund. Futures contracts, interest rate swaps, and options on securities, indices and futures contracts and certain currency contracts sold by the Funds are generally subject to segregation and coverage requirement with the result that, if the Funds do not hold the security or futures contract underlying the instrument, the Funds will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Funds' obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Funds maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.


                                   THE ADVISER

The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1434.

Pursuant to separate Investment Advisory Contracts which were approved by each respective Fund's sole shareholder on October 1, 1993 with respect to the Global Telecommunications Fund and the Global Opportunity Fund (formerly the Global Growth Fund), and on January 3, 1994 with respect to the Global Interactive Couch Potato(R) Fund and the Global Convertible Securities Fund the Adviser furnishes a continuous investment program for each Fund's portfolio, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions for the Funds and generally manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board of Directors of the Corporation.

Under the Investment Advisory Contract, the Adviser also (1) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Funds, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (2) oversees the performance of administrative and professional services provided to the Funds by others, including the Funds' Custodian, Transfer Agent and Dividend Disbursing Agent, as well as legal, accounting, auditing and other services performed for the Funds; (3) provides the Funds, if requested, with adequate office space and facilities: (4) prepares, but does not pay for, periodic updating of the Funds' registration statement, Prospectus and Additional Statement, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission; (5) supervises the calculation of the net asset value of shares of the Funds; (6) prepares, but does not pay for, all filings under state "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; and (7) prepares notices and agendas for meetings of the Funds' Board of Directors and minutes of such meetings in all matters required by the Investment Company Act of 1940 (the "Act") to be acted upon by the Board.

The Adviser has entered into a Sub-Administration Contract with BISYS Fund Services L.P. ("BISYS" or the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Funds' operations but which do not concern the investment advisory and portfolio management services provided by the Adviser. For such services and the related expenses borne by the Sub-Administrator, the Adviser pays a prorated monthly fee at the annual rate of .0625% of the average net assets of the Fund (minimum annual fee of $30,000 per portfolio) on the first $350 million of all of the funds advised by the Adviser and its affiliates and administered by BISYS and
 .0425% of any net assets above $350 million, and .0225% of any assets above $700 million which, together with the services to be rendered, is subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice.

The Investment Advisory Contracts provide that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Funds or any of their investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contracts provide that the Funds are not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contracts also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Investment Advisory Contracts in no way restrict the Adviser from acting as adviser to others. Each Fund has agreed by the terms of its Investment Advisory Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. Each Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, it will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

Each Investment Advisory Contract is terminable without penalty by the Corporation on not more than sixty days' written notice when authorized by the Directors of the Corporation, by the holders of a majority, as defined in the Act, of the outstanding shares of the Corporation, or by the Adviser. Each Investment Advisory Contract will automatically terminate in the event of its assignment, as defined in the Act and rules thereunder except to the extent otherwise provided by order of the Commission or any rule under the Act and except to the extent the Act no longer provides for automatic termination, in which case the approval of a majority of the disinterested directors is required for any "assignment." Each Investment Advisory Contract provides in effect, that unless terminated it will remain in effect from year to year so long as continuance of the Investment Advisory Contract is approved annually by the Directors, or the shareholders of each Fund and in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Contract.

Each Investment Advisory Contract also provides that the Adviser is obligated to reimburse to each Fund any amount up to the amount of its advisory fee by which its aggregate expenses including advisory fees payable to the Adviser (but excluding interest, taxes, Rule 12b-1 expenses, brokerage commissions, extraordinary expenses and any other expenses not subject to any applicable expense limitation) during the portion of any fiscal year in which the Contract is in effect exceed the most restrictive expense limitation imposed by the securities law of any jurisdiction in which shares of each Fund are registered or qualified for sale. For purposes of this expense limitation each Fund's expenses are accrued monthly and the monthly fee otherwise payable to the Adviser postponed to the extent that each Fund's includable expenses to date exceed the proportionate amount of such limitation to date.

                         ADVISORY FEES PAID BY THE FUNDS
                         FOR THE YEAR ENDED DECEMBER 31,

                                                               1995                1996                1997
                                                               ----                ----                ----
Global Telecommunications Fund                            $1,285,648          $1,195,023          $1,080,470
Global Interactive Couch Potato(R) Fund                     $289,830            $349,604            $324,399
Global Convertible Securities Fund                          $170,164            $156,876            $111,722


                                 THE DISTRIBUTOR

The Corporation on behalf of each Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is a subsidiary of Gabelli Funds, Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of each Fund for the continuous offering of their shares on a best efforts basis.

The Distribution Agreement is terminable by the Distributor or the Corporation at any time without penalty on not more than sixty nor less than thirty days' written notice, provided, that termination by the Corporation must be directed or approved by the Board of Directors of the Corporation, by the vote of the holders of a majority of the outstanding securities of the Corporation, or by written consent of a majority of the directors who are not interested persons of the Corporation or the Distributor. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the Act. The Distribution Agreement provides that, unless terminated, it will remain in effect from year to year, so long as continuance of the Distribution Agreement is approved annually by the Corporation's Board of Directors or by a majority of the outstanding voting securities of the Corporation, and in either case, also by a majority of the Directors who are not interested persons of the Corporation or the Distributor with respect to the Global Telecommunications Fund, the Global Opportunity Fund, the Global Interactive Couch Potato(R) Fund and the Global Convertible Securities Fund.

During the fiscal year ended December 31, 1997, The Gabelli Global Telecommunications Fund paid distribution expenses under the Distribution Plan of $270,798. Of this amount, $600 was spent on advertising, $34,600 on printing, postage and stationery, $168,698 on overhead support expenses and $66,900 on salaries of personnel of the Distributor.

During the year ended December 31, 1997, The Gabelli Global Interactive Couch Potato(R) Fund paid distribution expenses under the Distribution Plan of $81,089. Of this amount, $24,100 was spent on printing, postage and stationery, $25,389 on overhead support expenses and $31,600 on salaries of personnel of the Distributor.

During the year ended December 31, 1997, The Gabelli Global Convertible Securities Fund paid distribution expenses under the Distribution Plan of $28,273. Of this amount, $100 was spent on advertising, $9,600 on printing, postage and stationery, $6,973 on overhead support expenses and $11,600 on salaries of personnel of the Distributor.


                             DIRECTORS AND OFFICERS

The Directors and Executive Officers of the Corporation, their principal business occupations during the last five years and their affiliations, if any, with the Adviser or the Administrator, are shown below. Directors deemed to be "interested persons" of any Fund for purposes of the Investment Company Act of 1940 are indicated by an asterisk.

Name, Position With Fund and Address         Principal Occupations During Last Five Years; Affiliations
-------------------------------------------    With the Adviser or Administrator.
                                             ------------------------------------------------------------
Mario J. Gabelli *                           Chairman of the Board and President  of the Fund since 1989;
President,  Director  and Chief  Investment  Chairman of the  Board, Chief  Executive  Officer  and Chief
Officer                                      Investment Officer  of  Gabelli  Funds, Inc. and  GAMCO
One Corporate Center                         Investors, Inc., Chairman  of the Board and Chief  Executive
Rye, New York 10580                          Officer of Lynch Corporation, a diversified  manufacturing,
Age: 55                                      communications and services company;  Director of East/West
                                             Communications, Inc.; Governor of
                                             the American Stock Exchange and
                                             officer and/or Director or Trustee
                                             of 12 other Gabelli funds.

Felix J. Christiana                          Formerly  Senior  Vice  President  of Dry Dock  Savings  Bank.
Director                                     Director or Trustee of 8 other Gabelli funds.
One Corporate Center
Rye, New York 10580
Age: 72

Anthony J. Colavita                          President  and  Attorney  at law in the law firm of Anthony J.
Director                                     Colavita,  P.C.  since  1961;  Director or Trustee of 12 other
One Corporate Center                         Gabelli funds.
Rye, New York 10580
Age: 63

John D. Gabelli *                            Vice  President  of  Gabelli  &  Company,  Inc.;  Director  of
Director                                     Gabelli Advisers, Inc.; Director of 1 other Gabelli fund.
One Corporate Center
Rye, New York 10580
Age: 53

Karl Otto Pohl *                             Partner  of  Sal  Oppenheim  Jr.  & Cie.  (private  investment
Director                                     bank); Former President of the Deutsche Bundesbank  (Germany's
One Corporate Center                         Central  Bank)  and  Chairman  of  its  Central  Bank  Council
Rye, New York 10580                          (1980-1991);   Currently  board  member  of  IBM  World  Trade
Age: 68                                      Europe/Middle East/  Africa  Corp.;  Bertelsmann  AG;  Zurich
                                             Versicherungs-Gesellschaft (insurance); the
                                             International Advisory Board of General Electric
                                             Company; the International Council for JP Morgan &
                                             Co.; the Board of Supervisory Directors of ROBECo/o
                                             Group; and the Supervisory Board of Royal Dutch
                                             (petroleum company); Advisory Director of Unilever
                                             N.V. and Unilever Deutschland; German Governor,
                                             International Monetary Fund (1980-1991); Board
                                             Member, Bank for International Settlements
                                             (1980-1991); Chairman, European Economic Community
                                             Central Bank Governors (1990-1991); Director or
                                             Trustee of all Funds managed by the Adviser and its
                                             affiliates.

Werner Roeder, M.D.                          Director  of  Surgery,   Lawrence  Hospital,   and  practicing
Director                                     private  physician.  Director  or Trustee  of 6 other  Gabelli
One Corporate Center                         funds.
Rye, New York 10580
Age: 57

Name, Position With Fund and Address         Principal Occupations During Last Five Years; Affiliations
-------------------------------------------    With the Adviser or Administrator.
                                             ------------------------------------------------------------
Anthonie C. van Ekris                        Managing Director of Balmac International Ltd.; Director of
Director                                     Stahal Hardmayer A.Z. and Spinnaker Industries, Inc.;  Director
One Corporate Center                         or Trustee of  9 other Gabelli funds.
Rye, New York 10580
Age: 63

Bruce N. Alpert                              Vice  President,  Chief  Operating  Officer of the  Investment
Vice President and Treasurer                 Advisory  Division of Gabelli  Funds,  Inc.  (the  "Adviser");
One Corporate Center                         officer of each  mutual  fund  managed  by the  Adviser or its
Rye, New York 10580                          affiliates.
Age: 46

Mr. A. Hartswell Woodson III                 Portfolio  Manager  for the Adviser  since  1993.  Employed by
Vice President -- Portfolio Manager          ABN Ambro Bank N.V. from 1988-1993.
One Corporate Center
Rye, New York 10580
Age: 40

James E. McKee                               Vice President and General  Counsel of GAMCO  Investors,  Inc.
Secretary                                    since 1993 and of  Gabelli  Funds,  Inc.  since  August  1995;
One Corporate Center                         Secretary  of all Funds  advised by Gabelli  Funds,  Inc.  and
Rye, New York 10580                          Gabelli  Advisers,  Inc. since August 1995.  Branch Chief with
Age: 34                                      the U.S.  Securities and Exchange  Commission in New York 1992
                                             through  1993.  Staff  attorney with the U.S.  Securities  and
                                             Exchange Commission in New York from 1989 through 1992.

The Corporation pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $1,500 and $500 for each meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of each Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation. The following table sets forth certain information regarding the compensation of the Fund's directors and officers. Except as disclosed below, no executive officer or person affiliated with the Fund received compensation from the Fund for the calendar year ended December 31, 1997 in excess of $60,000.


                               COMPENSATION TABLE

                                                                         AGGREGATE      TOTAL COMPENSATION
                                                                       COMPENSATION       FROM REGISTRANT
NAME OF PERSON,                                                       FROM REGISTRANT    AND FUND COMPLEX
   POSITION                                                           FOR FISCAL YEAR   PAID TO DIRECTORS*
  -----------                                                           -----------        -------------
Mario J. Gabelli...................................................     $        0      $         0
    President, Director and Chief Investment Officer
Felix J. Christiana................................................        $ 3,500          $84,999(9)
    Director
Anthony J. Colavita................................................        $ 3,500          $79,190(13)
    Director
John D. Gabelli....................................................     $        0     $          0
    Director

                                                                         AGGREGATE      TOTAL COMPENSATION
                                                                       COMPENSATION       FROM REGISTRANT
NAME OF PERSON,                                                       FROM REGISTRANT    AND FUND COMPLEX
   POSITION                                                           FOR FISCAL YEAR   PAID TO DIRECTORS*
  -----------                                                           -----------        -------------
Karl Otto Pohl.....................................................        $ 3,000          $85,620(15)
    Director
Werner Roeder, M.D.................................................        $ 3,500          $19,691(7)
    Director
Anthonie C. van Ekris..............................................        $ 3,500          $55,189(10)
    Director

-------------
* Represents the total compensation paid to such persons during the calendar year ending December 31, 1997 (and, with respect to the Fund Complex). The parenthetical number represents the number of investment companies (including the Corporation) from which such person receives compensation that are considered part of the same fund complex as the Corporation, because, among other things, they have a common investment adviser.

                             INVESTMENT RESTRICTIONS

Each Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of each Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of each Fund will not be considered a deviation from policy. No Fund may:

     (1) issue senior securities, except that each Fund may borrow money, including on margin if margin securities are owned and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that each Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. Each Fund's obligations under reverse repurchase agreements and the foregoing investment strategies are not treated as senior securities;

     (2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

     (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares a Fund may be deemed to be an underwriter;

     (4) invest for the purpose of exercising control over management of any company;

     (5) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities, publicly traded real estate investment trusts and similar instruments; or

     (6) purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas or mineral interests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The Adviser currently serves as Adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among each Fund and others whose assets they manage in such manner as it deems equitable. In making such allocations among each Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

The policy of each Fund regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to each Fund or the Adviser of the type described in
Section 28(e) of the Securities Exchange Act of 1934. In doing so, each Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers.


Neither the Fund nor the Adviser has any legally binding agreement with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commissions of $103,027 on portfolio transactions in the principal amount of $92,990,766 during 1997, to various broker-dealers that have provided research services to the Adviser. The average commission on these transactions was $0.0011 per share.


The following charts show brokerage commissions paid by the Adviser on behalf of each Fund, the amount and percentage of commissions paid by each Fund to Gabelli & Company, Inc. and the percentage of all transactions involving the payment of commissions to Gabelli & Company, Inc.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

                                                     FISCAL YEAR ENDED  FISCAL YEAR ENDED FISCAL YEAR ENDED
                                                     DECEMBER 31, 1995  DECEMBER 31, 1996 DECEMBER 31, 1997
                                                       -------------      -------------     -------------
Total brokerage commissions paid by the
    Adviser on behalf of the Fund..................           $105,853            $49,410           $61,219
Total brokerage commissions paid by the
    Fund to Gabelli & Company, Inc.................            $34,089            $16,320            $7,785
% of aggregate brokerage commissions...............              32.2%              33.0%             12.7%
% of transactions effected through
    Gabelli & Company, Inc.........................              36.9%              28.0%             20.6%


               THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND


                                                     FISCAL YEAR ENDED  FISCAL YEAR ENDED FISCAL YEAR ENDED
                                                     DECEMBER 31, 1995  DECEMBER 31, 1996 DECEMBER 31, 1997
                                                       -------------      -------------     -------------
Total brokerage commissions paid by the
    Adviser on behalf of the Fund..................            $42,378            $67,823          $106,631
Total brokerage commissions paid by the
    Fund to Gabelli & Company, Inc.................             $2,480             $8,486           $15,255
% of aggregate brokerage commissions...............               8.0%              12.5%             14.3%
% of transactions effected through
    Gabelli & Company, Inc.........................               6.3%              12.8%             12.0%


                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

                                                     FISCAL YEAR ENDED  FISCAL YEAR ENDED FISCAL YEAR ENDED
                                                     DECEMBER 31, 1995  DECEMBER 31, 1996 DECEMBER 31, 1997
                                                       -------------      -------------     -------------

Total brokerage commissions paid by the
    Adviser on behalf of the Fund..................            $42,378            $21,357            $9,993
Total brokerage commissions paid by the
    Fund to Gabelli & Company, Inc.................               $670                $50                $0
% of aggregate brokerage commissions...............               2.0%               .23%              0.0%
% of transactions effected through
    Gabelli & Company, Inc.........................               1.5%               .04%              0.0%


The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of each Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for each Fund.

As required by Rule 17e-1 under the Act, the Board of Directors of each Fund has adopted "Procedures" which provide that the commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Boards, including independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("Exchange"), Gabelli controls and monitors the execution of such transactions on the floor of the Exchange through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the Exchange. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of each Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect portfolio transactions on behalf of each Fund in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the New York Stock Exchange.


                        PURCHASE AND REDEMPTION OF SHARES

Cancellation of purchase orders for shares of any Fund (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of that Fund's shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and that Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If that Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days' notice, all shares of the Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

GENERAL

Each Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained by any Fund, that Fund will be subject to a tax of 34% of such amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to 66% of the amount of undistributed capital gains included in such shareholder's gross income.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to, at the minimum, the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the Fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by that Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Gains or losses on the sales of securities by each Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. If so qualified, each Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.

HEDGING TRANSACTIONS

Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by each Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by each Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Further, each Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to each Fund are not entirely clear.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/ or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

DISTRIBUTIONS

Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund will qualify for the 70% deduction for dividends received by corporations to the extent each Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gains (which consists of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of each Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution will be taxable even though it represents a return of invested capital. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.



SALES OF SHARES

Upon a sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be long-term, mid-term, or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of any Fund's shares held by the shareholder for six months or less will be greater for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

The Corporation may be required to withhold Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund or Funds in which they invest with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's Federal income tax liability.

FOREIGN WITHHOLDING TAXES

Income received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known. Because each Fund may have more than 50% of its total assets invested in securities of foreign governments or corporations, each Fund may be entitled to "pass-through" to shareholders the amount of foreign taxes paid by each Fund. Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, state or local taxes.

The Corporation reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation.

Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.


                        DETERMINATION OF NET ASSET VALUE

For purposes of determining each Fund's net asset value per share, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value.

United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost, which approximates value. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.

As indicated in the Prospectus, the net asset value per share of each Fund's shares will be determined on each day that the New York Stock Exchange is open for trading. That Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, that Exchange may close on days not included in that announcement.


                       INVESTMENT PERFORMANCE INFORMATION

Each Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one year period and the life of each Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Each Fund may also furnish total return calculations for these and other periods, based on investments at various sales charge levels or net asset value. Any performance data which is based on each Fund's net asset value per share would be reduced if a sales charge were taken into account.

Quotations of yield will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a-b
                            YIELD = 2[ (cd - 1)6 - 1]

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. With respect to The Gabelli Global Telecommunications Fund for the 30-day period ended December 31, 1997, the Fund's yield was (0.01)%. With respect to The Gabelli Global Interactive Couch Potato(R) Fund for the 30-day period ended December 31, 1997, the Fund's yield was (1.20)%. With respect to The Gabelli Global Convertible Securities Fund for the 30-day period ended December 31, 1997, the Fund's yield was (2.82)%.

Quotations of total return will reflect only the performance of a hypothetical investment in any Fund during the particular time period shown. Each Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each Fund. These sources include:
Lipper Analytical Services, CDA/ Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance,

Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

In connection with communicating its yield or total return to current or prospective shareholders, each Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Quotations of each Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in each Fund over periods of 1, 5, and 10 years (up to the life of each Fund), and are calculated pursuant to the following formula:

                                P (1+T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed. The table below displays the total returns for the year ended December 31, 1997 and average annual returns since inception.

                                                                                            AVERAGE ANNUAL
                                                                                             TOTAL RETURN
                                                                                1997             SINCE
                              FUND                                          TOTAL RETURN       INCEPTION
                              ----                                            ---------       -----------
Global Telecommunications.......................................                31.9%            12.9%
Global Interactive Couch Potato(R)..............................                41.7%            18.3%
Global Convertible Securities...................................                 2.8%             5.5%


                        COUNSEL AND INDEPENDENT AUDITORS

Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022, serves as counsel to the Fund.

Grant Thornton LLP, 7 Hanover Square, New York, New York 10004-2616, have been appointed independent auditor for the Fund.



                          SHARES OF BENEFICIAL INTEREST

As of March 31, 1998, the Officers and Directors of the Fund as a group owned 2.8% of the outstanding shares of the Gabelli Global Convertible Securities Fund.

As of March 31, 1998, the following persons were 5% or greater shareholders of the Funds:

                                                                      PERCENTAGE OF SHARES
                            FUND/SHAREHOLDER                               OUTSTANDING
                              -------------                              --------------
               The Gabelli Global Telecommunications Fund/
                      Charles Schwab & Co., Inc.(2)                         9.04% (1)
                            Reinvest Account
                          101 Montgomery Street
                      San Francisco, CA 94104-4122

           The Gabelli Global Interactive Couch Potato(R) Fund/
                     National Financial Serv. Corp.                        25.43% (1)
               For the Exclusive Benefit of Our Customers
                           200 Liberty Street
                        New York, NY  10281-1003



                                                                      PERCENTAGE OF SHARES
                            FUND/SHAREHOLDER                               OUTSTANDING
                              -------------                              --------------
           The Gabelli Global Interactive Couch Potato(R) Fund/
                     Charles Schwab & Co., Inc. (2)                        14.52% (1)
                            Reinvest Account
                          101 Montgomery Street
                      San Francisco, CA  94104-4122

           The Gabelli Global Interactive Couch Potato(R) Fund/
                              FTC & Company                                 5.07% (1)
                          Attn.: Datalynx  #035
                             P.O. Box 173736
                          Denver, Co 80217-3736

             The Gabelli Global Convertible Securities Fund/
                     National Financial Serv. Corp.                         6.23% (1)
               For the Exclusive Benefit of Our Customers
                           200 Liberty Street
                         New York, NY 10281-1003

----------
(1) Represents shares owned of record only.

(2)  Charles Schwab & Co., Inc. disclaims beneficial ownership.